BLACKROCK FUNDS II

BlackRock 60/40 Target Allocation Fund

STATE FARM MUTUAL FUND TRUST

State Farm Equity and Bond Fund

Supplement dated August 22, 2018 to the

Combined Prospectus/Proxy Statement dated August 14, 2018

The Combined Prospectus/Proxy Statement is amended as follows:

The second paragraph and the accompanying table in the subsection entitled “Voting Information and Requirements – General” on page 66 of the Combined Prospectus/Proxy Statement are deleted in their entirety and replaced with the following:

Only shareholders of record on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each shareholder is entitled to one vote for each dollar of NAV standing in such shareholder’s name on the books of each series and class in which such shareholder owns shares entitled to vote, with fractional shares voting proportionally. The table below sets forth the number of shares outstanding of each class of the Target Fund and the number of votes to which each such class is entitled as of the Record Date:

Class	Shares Outstanding	Aggregate Net Asset Value ($) /Number of Votes
Class A Shares	10,839,014.95	134,069,067.56
Class B Shares	1,202,347.60	14,888,488.51
Premier Shares	13,305,099.74	166,719,427.94
Legacy Class B Shares	1,761,684.68	22,089,880.52
Class R-1 Shares	269,006.78	3,279,146.65
Class R-2 Shares	689,910.04	8,427,251.75
Class R-3 Shares	165,320.61	2,023,272.34
Institutional Shares	3,274,129.73	40,579,379.88

Shareholders should retain this Supplement for future reference.

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